EXHIBIT 99


UNITED COMMUNITY BANKS, INC.
PROFORMA EARNINGS PER SHARE (OPERATING)
RESTATED FOR 2 FOR 1 STOCK SPLIT (RECORD DATE - MAY 15, 2002 / DISTRIBUTION  DATE - MAY 29, 2002)
(IN THOUSANDS, EXCEPT PER SHARE DATA)

---------------------------------------------------------------------------------------------------------------------------------
 FOR THE QUARTER ENDED                                                          MARCH 31,    DECEMBER 31, SEPTEMBER 30,  JUNE 30,
                                                                                   2002         2001        2001          2001
---------------------------------------------------------------------------------------------------------------------------------
Basic earnings per share:
    Weighted average shares outstanding                                            21,407       21,276       21,090       21,070
    Net income available to common shareholders                                   $ 7,694      $ 7,679      $ 7,214      $ 6,909
    Basic earnings per share                                                      $   .36      $   .36      $   .34      $   .33
==================================================================================================================================
 Diluted earnings per share:
     Weighted average shares outstanding                                           21,407       21,276       21,090       21,070
     Net effect of the assumed exercise of stock options based on the
           treasury stock method using average market price for the period            376          337          292          284
     Effect of conversion of subordinated debt                                        280          280          280          280
---------------------------------------------------------------------------------------------------------------------------------
          Total weighted average shares and common stock equivalents
                  outstanding                                                      22,063       21,893       21,662       21,634
---------------------------------------------------------------------------------------------------------------------------------

     Net income available to common shareholders                                    7,694        7,679        7,214        6,909
     Income effect of conversion of subordinated debt, net of tax                      28           32           40           45
---------------------------------------------------------------------------------------------------------------------------------
     Net income, adjusted for effect of conversion of subordinated
           debt, net of tax                                                         7,722        7,711        7,254        6,954
---------------------------------------------------------------------------------------------------------------------------------
     Diluted earnings per share                                                   $   .35      $   .35      $   .33      $   .32
=================================================================================================================================
=================================================================================================================================
    Period-end shares outstanding                                                  21,400       21,511       21,090       21,090
     Cash dividends declared per share                                            $ .0625      $ .0500      $ .0500      $ .0500
     Book value per share                                                         $  9.11      $  8.97      $  8.67      $  8.18
=================================================================================================================================

UNITED COMMUNITY BANKS, INC.
PROFORMA EARNINGS PER SHARE (OPERATING)
RESTATED FOR 2 FOR 1 STOCK SPLIT (RECORD DATE - MAY 15, 2002 / DISTRIBUTION  DATE - MAY 29, 2002)
(IN THOUSANDS, EXCEPT PER SHARE DATA)


CONTINUED
-----------------------------------------------------------------------------------------------------------------------
FOR THE QUARTER ENDED                                                         MARCH 31,    DECEMBER 31,  SEPTEMBER 30,
                                                                                2001          2000          2000
-----------------------------------------------------------------------------------------------------------------------
Basic earnings per share:
    Weighted average shares outstanding                                        21,033        21,026        20,978
    Net income available to common shareholders                               $ 6,392       $ 6,108       $ 5,707
    Basic earnings per share                                                  $   .30       $   .29       $   .27
=======================================================================================================================
 Diluted earnings per share:
     Weighted average shares outstanding                                       21,033        21,026        20,978
     Net effect of the assumed exercise of stock options based on the
           treasury stock method using average market price for the period        268           314           312
     Effect of conversion of subordinated debt                                    280           280           280
-----------------------------------------------------------------------------------------------------------------------
          Total weighted average shares and common stock equivalents
                  outstanding                                                  21,581        21,620        21,570
-----------------------------------------------------------------------------------------------------------------------
     Net income available to common shareholders                                6,392         6,108         5,707
     Income effect of conversion of subordinated debt, net of tax                  52            60            51
-----------------------------------------------------------------------------------------------------------------------
     Net income, adjusted for effect of conversion of subordinated
           debt, net of tax                                                     6,444         6,168         5,758
-----------------------------------------------------------------------------------------------------------------------
     Diluted earnings per share                                               $   .30       $   .29       $   .27
=======================================================================================================================
=======================================================================================================================
    Period-end shares outstanding                                              21,043        21,028        21,028
     Cash dividends declared per share                                        $   .05       $ .0375       $ .0375
     Book value per share                                                     $  7.89       $  7.40       $  6.89
========================================================================================================================

UNITED COMMUNITY BANKS, INC.
PROFORMA EARNINGS PER SHARE (OPERATING)
RESTATED FOR 2 FOR 1 STOCK SPLIT (RECORD DATE - MAY 15, 2002 / DISTRIBUTION  DATE - MAY 29, 2002)
(IN THOUSANDS, EXCEPT PER SHARE DATA)


CONTINUED

------------------------------------------------------------------------------------------------------------
FOR THE QUARTER ENDED                                                                  JUNE 30,   MARCH 31,
                                                                                         2000       2000
------------------------------------------------------------------------------------------------------------
Basic earnings per share:
    Weighted average shares outstanding                                                 20,238     20,188
    Net income available to common shareholders                                        $ 5,098    $ 4,791
    Basic earnings per share                                                           $   .25    $   .24
============================================================================================================
 Diluted earnings per share:
     Weighted average shares outstanding
     Net effect of the assumed exercise of stock options based on the                   20,238     20,188
           treasury stock method using average market price for the period                 314        314
     Effect of conversion of subordinated debt                                             280        280
------------------------------------------------------------------------------------------------------------
          Total weighted average shares and common stock equivalents
                  outstanding                                                           20,832     20,782
------------------------------------------------------------------------------------------------------------
     Net income available to common shareholders                                         5,098      4,791
     Income effect of conversion of subordinated debt, net of tax                           56         53
------------------------------------------------------------------------------------------------------------
     Net income, adjusted for effect of conversion of subordinated
           debt, net of tax                                                              5,154      4,844
------------------------------------------------------------------------------------------------------------
     Diluted earnings per share                                                        $   .25    $   .23
============================================================================================================
============================================================================================================
                                                                                        20,915     20,189
    Period-end shares outstanding                                                      $ .0375    $ .0375
     Cash dividends declared per share                                                 $  6.74    $  6.01
     Book value per share
===========================================================================================================



                                                                                    SIX MONTHS ENDED      NINE MONTHS ENDED
                                                                                -----------------------   ------------------
                                                                                June 30,      June 30,       September 30,
                                                                                  2001          2000             2001
-------------------------------------------------------------------------------------------------------    ----------------
Basic earnings per share:
    Weighted average shares outstanding                                           21,052         20,214         21,063
     Net income available to common shareholders                                 $13,301        $ 9,889        $20,515
    Basic earnings per share                                                     $   .63        $   .49        $   .97
==================================================================================================================================
DILUTED EARNINGS PER SHARE:
    Weighted average shares outstanding                                           21,052         20,214         21,063
    Net effect of the assumed exercise of stock options based on the
          treasury stock method using average market price for the period            291            314            305
    Effect of conversion of subordinated debt                                        280            280            280
----------------------------------------------------------------------------------------------------------------------------------
         Total weighted average shares and common stock equivalents
                 outstanding                                                      21,623         20,808         21,648
----------------------------------------------------------------------------------------------------------------------------------
    Net income available to common shareholders                                   13,301          9,889         20,515
    Income effect of conversion of subordinated debt, net of tax                      97            109            137
----------------------------------------------------------------------------------------------------------------------------------
    Net income, adjusted for effect of conversion of subordinated
          debt, net of tax                                                        13,398          9,998         20,652
----------------------------------------------------------------------------------------------------------------------------------
    Diluted earnings per share                                                   $   .62        $   .48        $   .95
==================================================================================================================================
==================================================================================================================================
    Period-end shares outstanding                                                 21,090         20,915         21,090
    Cash dividends declared per share                                            $ .1000        $ .0750        $ .1500
    Book value per share                                                         $  8.18        $  6.74        $  8.67
==================================================================================================================================




(CONTINUED)

                                                                                                      YEARS ENDED
-------------------------------------------------------------------------------------------  -----------------------------
                                                                              September 30,   December 31,  December 31,
                                                                                 2000            2001          2000
--------------------------------------------------------------------------------------------------------------------------
Basic earnings per share:
    Weighted average shares outstanding                                           20,456         21,127         20,600
    Net income available to common shareholders                                  $15,596        $28,194        $21,704
    Basic earnings per share                                                     $   .76        $  1.33        $  1.05
===========================================================================================================================
DILUTED EARNINGS PER SHARE:
    Weighted average shares outstanding                                           20,456         21,127         20,600
    Net effect of the assumed exercise of stock options based on the
          treasury stock method using average market price for the period            314            342            314
    Effect of conversion of subordinated debt                                        280            280            280
----------------------------------------------------------------------------------------------------------------------------
         Total weighted average shares and common stock equivalents
                 outstanding                                                      21,050         21,749         21,194
----------------------------------------------------------------------------------------------------------------------------
    Net income available to common shareholders                                   15,596         28,194         21,704
    Income effect of conversion of subordinated debt, net of tax                     160            169            220
----------------------------------------------------------------------------------------------------------------------------
    Net income, adjusted for effect of conversion of subordinated
          debt, net of tax                                                        15,756         28,363         21,924
----------------------------------------------------------------------------------------------------------------------------
    Diluted earnings per share                                                   $   .75        $  1.30        $  1.03
============================================================================================================================
============================================================================================================================
    Period-end shares outstanding                                                 21,028         21,511         21,028
    Cash dividends declared per share                                            $ .1125        $ .2000        $ .1500
    Book value per share                                                         $  6.89        $  8.97        $  7.40
============================================================================================================================


                                                                                                YEARS ENDED
                                                                         ---------------------------------------------------------
                                                                           December 31,  December 31,  December 31,  December 31,
                                                                               1999          1998          1997          1996
----------------------------------------------------------------------------------------------------------------------------------
Basic earnings per share:
    Weighted average shares outstanding                                        20,158       19,998       19,178       18,160
    Net income available to common shareholders                               $17,253      $15,650      $13,370      $10,443
    Basic earnings per share                                                  $   .86      $   .78      $   .70      $   .58
==================================================================================================================================

DILUTED EARNINGS PER SHARE:
    Weighted average shares outstanding                                        20,158       19,998       19,178       18,160
    Net effect of the assumed exercise of stock options based on the
          treasury stock method using average market price for the period         404          332          176          102
    Effect of conversion of subordinated debt                                     280          280          280          280
----------------------------------------------------------------------------------------------------------------------------------
         Total weighted average shares and common stock equivalents
                 outstanding                                                   20,842       20,610       19,634       18,542
----------------------------------------------------------------------------------------------------------------------------------
    Net income available to common shareholders                                17,253       15,650       13,370       10,443
    Income effect of conversion of subordinated debt, net of tax                  191          206          208         --
----------------------------------------------------------------------------------------------------------------------------------
    Net income, adjusted for effect of conversion of subordinated
          debt, net of tax                                                     17,444       15,856       13,578       10,443
----------------------------------------------------------------------------------------------------------------------------------
    Diluted earnings per share                                                $   .84      $   .77      $   .69      $   .56
==================================================================================================================================

==================================================================================================================================
    Period-end shares outstanding                                              20,189       19,672       19,452       18,538
    Cash dividends declared per share                                         $ .1000      $ .0750      $ .0500      $ .0500
    Book value per share                                                      $  5.91      $  5.86      $  5.11      $  4.04
==================================================================================================================================


UNITED COMMUNITY BANKS, INC.
PROFORMA EARNINGS PER SHARE (REPORTED)
RESTATED FOR 2 FOR 1 STOCK SPLIT (RECORD DATE - MAY 15, 2002 / DISTRIBUTION  DATE - MAY 29, 2002)
(IN THOUSANDS, EXCEPT PER SHARE DATA)

---------------------------------------------------------------------------------------------------------------------------------
 FOR THE QUARTER ENDED                                                          MARCH 31,    DECEMBER 31, SEPTEMBER 30,  JUNE 30,
                                                                                   2002         2001        2001          2001
---------------------------------------------------------------------------------------------------------------------------------
Basic earnings per share:
    Weighted average shares outstanding                                            21,407       21,276       21,090       21,070
    Net income available to common shareholders                                   $ 7,694      $ 6,595      $ 7,214      $ 6,909
    Basic earnings per share                                                      $   .36      $   .31      $   .34      $   .33
==================================================================================================================================
 Diluted earnings per share:
     Weighted average shares outstanding                                           21,407       21,276       21,090       21,070
     Net effect of the assumed exercise of stock options based on the
           treasury stock method using average market price for the period            376          337          292          284
     Effect of conversion of subordinated debt                                        280          280          280          280
---------------------------------------------------------------------------------------------------------------------------------
          Total weighted average shares and common stock equivalents
                  outstanding                                                      22,063       21,893       21,662       21,634
---------------------------------------------------------------------------------------------------------------------------------
     Net income available to common shareholders                                    7,694        6,595        7,214        6,909
     Income effect of conversion of subordinated debt, net of tax                      28           32           40           45
---------------------------------------------------------------------------------------------------------------------------------
     Net income, adjusted for effect of conversion of subordinated
           debt, net of tax                                                         7,722        6,627        7,254        6,954
---------------------------------------------------------------------------------------------------------------------------------
     Diluted earnings per share                                                   $   .35      $   .30      $   .33      $   .32
=================================================================================================================================
=================================================================================================================================
    Period-end shares outstanding                                                  21,400       21,511       21,090       21,090
     Cash dividends declared per share                                            $ .0625      $ .0500      $ .0500      $ .0500
     Book value per share                                                         $  9.11      $  8.97      $  8.67      $  8.18
=================================================================================================================================

UNITED COMMUNITY BANKS, INC.
PROFORMA EARNINGS PER SHARE (REPORTED)
RESTATED FOR 2 FOR 1 STOCK SPLIT (RECORD DATE - MAY 15, 2002 / DISTRIBUTION  DATE - MAY 29, 2002)
(IN THOUSANDS, EXCEPT PER SHARE DATA)


CONTINUED
-----------------------------------------------------------------------------------------------------------------------
FOR THE QUARTER ENDED                                                         MARCH 31,    DECEMBER 31,  SEPTEMBER 30,
                                                                                2001          2000          2000
-----------------------------------------------------------------------------------------------------------------------
Basic earnings per share:
    Weighted average shares outstanding                                        21,033        21,026        20,978
    Net income (loss) available to common shareholders                        $ 6,392       $ 6,108       $(1,523)
    Basic earnings (loss) per share                                           $   .30       $   .29       $  (.07)
=======================================================================================================================
 Diluted earnings (loss) per share:
     Weighted average shares outstanding                                       21,033        21,026        20,978
     Net effect of the assumed exercise of stock options based on the
           treasury stock method using average market price for the period        268           314           --
     Effect of conversion of subordinated debt                                    280           280           --
-----------------------------------------------------------------------------------------------------------------------
          Total weighted average shares and common stock equivalents
                  outstanding                                                  21,581        21,620        20,978
-----------------------------------------------------------------------------------------------------------------------
     Net income (loss) available to common shareholders                         6,392         6,108        (1,523)
     Income effect of conversion of subordinated debt, net of tax                  52            60            --
-----------------------------------------------------------------------------------------------------------------------
     Net income (loss), adjusted for effect of conversion of subordinated
           debt, net of tax                                                     6,444         6,168        (1,523)
-----------------------------------------------------------------------------------------------------------------------
     Diluted earnings (loss) per share                                        $   .30       $   .29       $  (.07)
=======================================================================================================================
=======================================================================================================================
    Period-end shares outstanding                                              21,043        21,028        21,028
     Cash dividends declared per share                                        $ .0500       $ .0375       $ .0375
     Book value per share                                                     $  7.89       $  7.40       $  6.89
========================================================================================================================

UNITED COMMUNITY BANKS, INC.
PROFORMA EARNINGS PER SHARE (REPORTED)
RESTATED FOR 2 FOR 1 STOCK SPLIT (RECORD DATE - MAY 15, 2002 / DISTRIBUTION  DATE - MAY 29, 2002)
(IN THOUSANDS, EXCEPT PER SHARE DATA)


CONTINUED

------------------------------------------------------------------------------------------------------------
FOR THE QUARTER ENDED                                                                  JUNE 30,   MARCH 31,
                                                                                         2000       2000
------------------------------------------------------------------------------------------------------------
Basic earnings (loss) per share:
    Weighted average shares outstanding                                                20,238     20,188
    Net income (loss) available to common shareholders                                $ 5,098    $ 4,791
    Basic earnings (loss) per share                                                   $   .25    $   .24
============================================================================================================
 Diluted earnings (loss) per share:
     Weighted average shares outstanding
     Net effect of the assumed exercise of stock options based on the                  20,238     20,188
           treasury stock method using average market price for the period                314        314
     Effect of conversion of subordinated debt                                            280        280
------------------------------------------------------------------------------------------------------------
          Total weighted average shares and common stock equivalents
                  outstanding                                                           20,832     20,782
------------------------------------------------------------------------------------------------------------
     Net income (loss) available to common shareholders                                  5,098      4,791
     Income effect of conversion of subordinated debt, net of tax                           56         53
------------------------------------------------------------------------------------------------------------
     Net income (loss), adjusted for effect of conversion of subordinated
           debt, net of tax                                                              5,154      4,844
------------------------------------------------------------------------------------------------------------
     Diluted earnings (loss) per share                                                 $   .25    $   .23
============================================================================================================
============================================================================================================
                                                                                        20,915     20,189
    Period-end shares outstanding                                                      $ .0375    $ .0375
     Cash dividends declared per share                                                 $  6.74    $  6.01
     Book value per share
===========================================================================================================



                                                                                    SIX MONTHS ENDED      NINE MONTHS ENDED
                                                                                -----------------------   ------------------
                                                                                June 30,      June 30,       September 30,
                                                                                  2001          2000             2001
-------------------------------------------------------------------------------------------------------    ----------------
Basic earnings (loss) per share:
    Weighted average shares outstanding                                           21,052         20,214         21,063
    Net income (loss) available to common shareholders                           $13,301        $ 9,889        $20,515
    Basic earnings (loss) per share                                              $   .63        $   .49        $   .97
============================================================================================================================
DILUTED EARNINGS (LOSS) PER SHARE:
    Weighted average shares outstanding                                           21,052         20,214         21,063
    Net effect of the assumed exercise of stock options based on the
          treasury stock method using average market price for the period            291            314            305
    Effect of conversion of subordinated debt                                        280            280            280
----------------------------------------------------------------------------------------------------------------------------
         Total weighted average shares and common stock equivalents
                 outstanding                                                      21,623         20,808         21,648
----------------------------------------------------------------------------------------------------------------------------
    Net income (loss) available to common shareholders                            13,301          9,889         20,515
    Income effect of conversion of subordinated debt, net of tax                      97            109            137
----------------------------------------------------------------------------------------------------------------------------
    Net income (loss), adjusted for effect of conversion of subordinated
          debt, net of tax                                                        13,398          9,998         20,652
----------------------------------------------------------------------------------------------------------------------------
    Diluted earnings (loss) per share                                            $   .62        $   .48        $   .95
============================================================================================================================
============================================================================================================================
    Period-end shares outstanding                                                 21,090         20,915         21,090
    Cash dividends declared per share                                            $ .1000        $ .0750        $ .1500
    Book value per share                                                         $  8.18        $  6.74        $  8.67
============================================================================================================================



(CONTINUED)

                                                                                                      YEARS ENDED
-------------------------------------------------------------------------------------------  -----------------------------
                                                                              September 30,   December 31,  December 31,
                                                                                 2000            2001          2000
--------------------------------------------------------------------------------------------------------------------------
Basic earnings (loss) per share:
    Weighted average shares outstanding                                           20,456         21,127         20,600
    Net income (loss) available to common shareholders                           $ 8,366        $27,110        $14,474
    Basic earnings (loss) per share                                              $   .41        $  1.28        $   .70
==========================================================================================================================
DILUTED EARNINGS (LOSS) PER SHARE:
    Weighted average shares outstanding                                           20,456         21,127         20,600
    Net effect of the assumed exercise of stock options based on the
          treasury stock method using average market price for the period            314            342            314
    Effect of conversion of subordinated debt                                        280            280            280
--------------------------------------------------------------------------------------------------------------------------
         Total weighted average shares and common stock equivalents
                 outstanding                                                      21,050         21,749         21,194
--------------------------------------------------------------------------------------------------------------------------
    Net income (loss) available to common shareholders                             8,366         27,110         14,474
    Income effect of conversion of subordinated debt, net of tax                     160            169            220
--------------------------------------------------------------------------------------------------------------------------
    Net income (loss), adjusted for effect of conversion of subordinated
          debt, net of tax                                                         8,526         27,279         14,694
--------------------------------------------------------------------------------------------------------------------------
    Diluted earnings (loss) per share                                            $   .41        $  1.25        $   .69
==========================================================================================================================
==========================================================================================================================
    Period-end shares outstanding                                                 21,028         21,511         21,028
    Cash dividends declared per share                                            $ .1125        $ .2000        $ .1500
    Book value per share                                                         $  6.89        $  8.97        $  7.40
===========================================================================================================================

                                                                                                YEARS ENDED
                                                                         ---------------------------------------------------------
                                                                           December 31,  December 31,  December 31,  December 31,
                                                                               1999          1998          1997          1996
----------------------------------------------------------------------------------------------------------------------------------
Basic earnings (loss) per share:
    Weighted average shares outstanding                                        20,158       19,998        19,178       18,160
    Net income available to common shareholders                               $16,098      $15,650       $13,370      $10,443
    Basic earnings (loss) per share                                           $   .80      $   .78       $   .70      $   .58
==================================================================================================================================

DILUTED EARNINGS (LOSS) PER SHARE:
    Weighted average shares outstanding                                        20,158       19,998        19,178       18,160
    Net effect of the assumed exercise of stock options based on the
          treasury stock method using average market price for the period         404          332           176          102
    Effect of conversion of subordinated debt                                     280          280           280          280
----------------------------------------------------------------------------------------------------------------------------------
         Total weighted average shares and common stock equivalents
                 outstanding                                                   20,842       20,610        19,634       18,542
----------------------------------------------------------------------------------------------------------------------------------
    Net income (loss) available to common shareholders                         16,098       15,650        13,370       10,443
    Income effect of conversion of subordinated debt, net of tax                  191          206           208         --
----------------------------------------------------------------------------------------------------------------------------------
    Net income (loss), adjusted for effect of conversion of subordinated
          debt, net of tax                                                     16,289       15,856        13,578       10,443
----------------------------------------------------------------------------------------------------------------------------------
    Diluted earnings (loss) per share                                         $   .78      $   .77       $   .69      $   .56
==================================================================================================================================

==================================================================================================================================
    Period-end shares outstanding                                              20,189       19,672        19,452       18,538
    Cash dividends declared per share                                         $ .1000      $ .0750       $ .0500      $ .0500
    Book value per share                                                      $  5.91      $  5.86       $  5.11      $  4.04
==================================================================================================================================